UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22988

Nuveen Global High Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (312) 917-7700

Date of fiscal year end:   December 31

Date of reporting period:   June 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen
Closed-End Funds

Semi-Annual Report June 30, 2016

JGH
Nuveen Global High Income Fund

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

The U.S. economy is now seven years into the recovery, but its pace remains stubbornly subpar compared to past recoveries. Economic data continues to be a mixed bag, as it has been throughout this expansion period. While the unemployment rate fell below its pre-recession level and wages have grown slightly, a surprisingly weak jobs growth report in May cast doubt over the future strength of the labor market. The June employment report was much stronger, however, easing fears that a significant downtrend was emerging. The housing market has improved markedly but its contribution to the recovery has been lackluster. Deflationary pressures, including the dramatic slide in commodity prices, have kept inflation much lower for longer than many expected.

U.S. growth remains modest, while economic conditions elsewhere continue to appear vulnerable. On June 23, 2016, the U.K. voted to leave the European Union, known as “Brexit.” The outcome surprised the global markets, leading to high levels of volatility across equities, fixed income and currencies in the days following the vote. Although the turbulence subsided not long after and many asset classes have largely recovered, uncertainties remain about the Brexit separation process and the economic and political impacts on the U.K., Europe and the rest of the world.

In the meantime, global central banks remain accommodative in efforts to bolster growth. The European Central Bank and Bank of Japan have been providing aggressive monetary stimulus, including adopting negative interest rates in both Europe and Japan, as their economies continue to lag the U.S.’s recovery. China’s policy makers have also continued to manage its slowdown, but investors are still worried about where the world’s second-largest economy might ultimately land.

Many of these ambiguities – both domestic and international – have kept the U.S. Federal Reserve (Fed) from raising short-term interest rates any further since December’s first and only increase thus far. While markets rallied earlier in the year on the widely held expectation that the Fed would defer any increases until June, the unusually weak May jobs report and the Brexit concerns compelled the Fed to hold rates steady at its June meeting. Although labor market conditions improved in June, Britain’s “leave” vote is expected to keep the Fed on hold until later in 2016.

With global economic growth still looking fairly fragile, during certain periods financial markets were volatile over the past year. Although sentiment has improved and conditions have generally recovered from the intense volatility seen in early 2016 and following the Brexit vote in June, we expect that turbulence remains on the horizon for the time being. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

August 23, 2016

4	NUVEEN

Portfolio Managers’

Comments

Nuveen Global High Income Fund (JGH)

Nuveen Global High Income Fund (JGH) features portfolio management by Nuveen Asset Management, LLC (NAM) an affiliate of Nuveen Investments, Inc. The Fund’s portfolio managers are Timothy A. Palmer, CFA, Jeffrey T. Schmitz, CFA, and John T. Fruit, CFA.

Here the Fund’s portfolio management team reviews their management strategy and the performance of the Fund for the six-month period ended June 30, 2016.

What key strategies were used to manage the Fund during this six-month reporting period ended June 30, 2016?

The Fund’s investment objective is to seek a high level of current income. In an effort to achieve this objective, the Fund is invested using NAM’s diversified global high income strategy, which invests in a portfolio of high yield (below investment grade) bonds and other income producing securities from around the world and across the capital structure and credit spectrum. The Fund is allowed to invest in the following security types: U.S. high yield bonds, non-U.S. high yield bonds from developed and emerging markets and other income producing investments such as preferred and convertible securities. The Fund’s mandate is to invest at least 65% of its managed assets in securities rated lower than investment grade at the time of purchase or, if non-rated, judged to be of comparable quality by the portfolio management team. At least 40% of the Fund’s assets will be invested in securities issued by non-U.S. entities and up to 25% will be invested in debt obligations from issuers located in emerging market (EM) countries. Up to 15% of the Fund’s assets may be in unhedged non-U.S. dollar-denominated securities.

In addition, the Fund may also use derivatives as part of its management strategy and will typically use leverage, which is discussed in more detail in the Fund Leverage section of this report. Derivatives related to foreign currencies will only be used to hedge the currency risk of the Fund’s investments in non-U.S. dollar denominated securities, while other derivative types may be used to manage the Fund’s interest rate sensitivity or in an effort to increase the Fund’s yield or enhance returns.

How did the Fund perform during this six-month reporting period ended June 30, 2016?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the six-month, one-year and since inception periods ended June 30, 2016. For the six-month reporting period ended June 30, 2016, the Fund’s total return at net asset value (NAV) underperformed the Barclays Global High Yield Index.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

In the first five weeks of 2016, the environment for the high yield market was similar to the past five quarters, which is to say reflective of weak trading patterns, wider spreads and lower prices, especially in the energy and commodity related sectors. Investors grew increasingly concerned that global pressures were dragging the U.S. economy into recession. On top of that, oil prices slid another 25% and high yield spreads widened significantly, reaffirming oil as a key driver of risk sentiment in the high yield market. By early February, however, as expectations of economic recession were priced into high yield assets, commodity prices rebounded and certain economic data stabilized, reducing investor concerns about the state of the economy and boosting the performance of the high yield market. These factors, plus a delay in Federal Reserve rate hikes, were responsible for a reopening of capital markets and helped along the sharp recovery in the more stressed portions of credit markets, particularly the energy and basic materials sectors. As the reporting period progressed, the high yield market continued its upward momentum as fears of a hard landing in China faded, oil markets found longer term support and high yield fundamentals were firm, with both earnings growth and net leverage showing positive trends.

Despite the shaky start in 2016, market averages went on to post solid gains during the six-month reporting period. The Fund’s benchmark, the Barclays Global High Yield Index, gained 8.77% year-to-date through June 30, 2016. The strong returns were driven by two key market developments, the first of which was the outsized gains from the metals/mining and energy sectors. During the reporting period, these sectors returned 26.72% and 20.52% within the index, respectively, and helped create an environment where many market participants were more or less forced into chasing benchmark bonds to keep up with index performance. The major rebound in energy and commodity bond prices also drove the lower rated CCC tier of the market much higher, spurring a six-month return of 14.01% for that segment, which outpaced the 7.83% return of B rated bonds and 7.57% for BB rated bonds. The second development was the strong performance of “fallen angels” (i.e. former investment grade issuers downgraded to junk status), even though they represent only 5% of the index. This year’s fallen angels in the energy space have been strong outperformers as the downgraded issues experienced extreme sell-offs as they exited the investment grade universe, but then subsequently recovered once gravitating to high yield.

Apart from the commodity sectors, the high yield market continued to experience very little default activity. However, when including commodities, the high yield market year to date has already surpassed 2015’s default volume of $38 billion. Notably, 85% of default activity has come from the energy and metals/mining industries, and has caused Moody’s speculative grade default rate to tick up to 4.5%, surpassing its long-term average of 4.2% for the first time since August 2010.

The Fund’s performance during this reporting period was driven as much by credit quality as it was by sector weights. We had positioned the portfolio with an overweight to lower rated credits (particularly B and B minus rated) and underweights to the BB rated segment of the market and many of the more defensive sectors that tend to dominate that rating category such as sovereigns, banks, utilities and health care. During the first five weeks of the reporting period, the Fund underperformed its benchmark as lower quality bonds sharply sold off, while more defensive sectors outperformed in the risk-averse environment. However, as the reporting period progressed, the Fund’s performance benefited from this same positioning as improving risk appetites led to outperformance among lower quality credits.

From an industry standpoint, the Fund’s performance benefited from overweights to metals and mining, paper and packaging, chemicals, energy and aerospace/defense. Detractors from relative performance included underweights to several sovereign credits that performed remarkably well despite our view of their relative richness. On the other hand, the Fund’s underweight to the pharmaceutical sector and one specific credit that dragged it down, contributed positively.

As the reporting period came to a close, we continued to position the Fund with overweights to B and lower rated credits compared to the benchmark because we anticipate the economy will be resilient enough to support valuations in high yield credit in the coming year. Additionally, we believe the elevated level of default risk among energy and

6	NUVEEN

commodity-related credits is largely priced into the market, with most of the damage to those sectors already done. Despite the outperformance of B and CCC rated credits since February 2016, we believe that investors continue to be generously compensated to accept credit risk, especially in less-liquid bonds and areas of the market that suffered the most in 2015 and early 2016. We believe high yield investors have started to look beyond the trough in oil prices and thus have become more immune to oil price volatility, as the correlation of oil prices to the health of the high yield market seems to be finally diminishing.

The Fund also ended the reporting period with overweight positions within basic materials (particularly paper/packaging and chemicals), metals/mining and energy, which we anticipate maintaining given the relative cheapness of these sectors. Commodity prices and the pace of business activity within these industrial sectors were showing positive trends toward the end of the reporting period and we expect they will continue, even though we acknowledge the economy is showing signs of being late in the cycle. We recognize security selection within these sectors and across the broader market is critical and we will continue to deploy our “bottom-up” fundamental research process to select credits. We have somewhat tempered the Fund’s emphasis on more cyclical sectors with overweights to less economically sensitive sectors such as waste services, wireless communications and media.

The Fund used U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure. These positions had a negative impact on performance. The Fund also used foreign currency exchange contracts to hedge a portion of the currency risk present in the Fund’s non-U.S. dollar denominated bond exposures. The overall effect of these contracts was negative during the reporting period.

NUVEEN	7

Fund

Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the return of the Fund relative to its benchmark was the Fund’s use of leverage through the use of bank borrowings. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, use of leverage also can expose shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on share NAV and shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance share returns during periods when the prices of securities held by the Fund generally are rising. The Fund’s use of leverage had a positive impact on performance during this reporting period.

The Fund continued to use interest rate swap contracts to partially fix the interest cost of leverage, which as mentioned previously, the Fund uses through bank borrowings. The swap contracts had a negative impact on performance during this reporting period.

As of June 30, 2016, the Fund’s percentages of leverage are shown in the accompanying table.

JGH
Effective Leverage*	30.05%
Regulatory Leverage*	30.05%
*	Effective leverage is the Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. Both of these are part of the Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND’S REGULATORY LEVERAGE

Bank Borrowings

As noted above, the Fund employs leverage through the use of bank borrowings. The Fund’s bank borrowing activities are as shown in the accompanying table.

Current Reporting Period				Subsequent to the Close of the Reporting Period
January 1, 2016	Draws	Paydowns	June 30, 2016	Average Balance Outstanding	Draws	Paydowns	August 25, 2016
$170,500,000	$14,300,000	$(20,000,000)	$164,800,000	$153,891,758	$ —	$ —	$164,800,000

Refer to Notes to Financial Statements, Note 8 – Borrowing Arrangements for further details.

8	NUVEEN

Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of June 30, 2016. The Fund’s distribution levels may vary over time based on the Fund’s investment activity and portfolio investment value changes.

During the current reporting period, the Fund’s distributions to shareholders were as shown in the accompanying table.

Monthly Distributions (Ex-Dividend Date)	Per Share Amounts
January 2016	$0.1320
February	$0.1320
March	$0.1320
April	$0.1320
May	$0.1320
June 2016	$0.1320
Total Distributions	$0.7920

Current Distribution Rate*	11.01%
*	Current distribution rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund’s cumulative net ordinary income and net realized gains are less than the Fund’s distributions, a return of capital for tax purposes.

The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders.

As of June 30, 2016, the Fund had a zero UNII balance, based upon our best estimate, for tax purposes and a negative UNII balance for financial reporting purposes.

The Fund pays a regular monthly distribution to shareholders based on dividends and interest received from portfolio securities, net of expense. The Fund invests in a global high income strategy which blends high-yield bonds and other income producing securities. The Fund utilizes a currency hedging strategy which allows up to 15% of the Fund’s assets to be in unhedged non-U.S. dollar-denominated securities. When a non-U.S. dollar denominated fixed-income security is sold a currency gain/loss may occur. Net currency gains from sales of non-U.S. fixed-income securities are treated as ordinary income for federal tax purposes, while net currency losses will offset any net income from dividends and interest. Year-to date, the Fund has experienced net currency losses as the U.S. dollar generally strengthened relative to foreign currencies. These net currency losses offset a portion of the Fund’s net investment income from dividends and interest. Consequently, a portion of the distributions paid year-to-date are being re-characterized as return of capital, which is identified in the table below.

Fiscal Period Ended June 30, 2016	JGH
Regular monthly distribution per share
From net investment income	$0.7060
From net realized capital gains	0.0000
Return of capital	0.0860

Total per share distribution	$0.7920

NUVEEN	9

Share Information (continued)

SHARE REPURCHASES

During August 2016 (subsequent to the close of this reporting period), the Fund’s Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of June 30, 2016, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding shares as shown in the accompanying table.

JGH
Shares cumulatively repurchased and retired	845,318
Shares authorized for repurchase	2,395,000

During the current reporting period, the Fund repurchased and retired its shares at a weighted average price per share and a weighted average discount per share as shown in the accompanying table.

JGH
Shares repurchased and retired	100,318
Weighted average price per share repurchased and retired	$12.51
Weighted average discount per share repurchased and retired	16.56%

OTHER SHARE INFORMATION

As of June 30, 2016, and during the current reporting period, the Fund’s share price was trading at a premium/(discount) to its NAV as shown in the accompanying table.

JGH
NAV	$16.51
Share price	$14.39
Premium/(Discount) to NAV	(12.84)%
6-month average premium/(discount) to NAV	(13.43)%

10	NUVEEN

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Global High Income Fund (JGH)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The risks of foreign investments are magnified in emerging markets. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as call risk are described in more detail on the Fund’s web page at www.nuveen.com/JGH.

NUVEEN	11

JGH

Nuveen Global High Income Fund

Performance Overview and Holding Summaries as of June 30, 2016

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of June 30, 2016

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
JGH at NAV	8.19%	(6.99)%	(3.53)%
JGH at Share Price	10.95%	(3.77)%	(5.10)%
Barclays Global High Yield Index	8.77%	4.52%	3.74%

Since inception returns are from 11/24/14. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

12	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Convertible Preferred Securities	0.2%
$25 Par (or similar) Retail Preferred	1.5%
Corporate Bonds	123.2%
$1,000 Par (or similar) Institutional Preferred	10.2%
Sovereign Debt	3.8%
Asset-Backed and Mortgage-Backed Securities	0.5%
Repurchase Agreements	2.7%
Other Assets Less Liabilities	0.9%
Net Assets Plus Borrowings	143.0%
Borrowings	(43.0)%
Net Assets	100%

Portfolio Composition

(% of total investments)1

Oil, Gas & Consumable Fuels	9.2%
Media	8.7%
Banks	7.2%
Metals & Mining	6.7%
Wireless Telecommunication Services	5.4%
Health Care Providers & Services	3.0%
Diversified Telecommunication Services	3.0%
Diversified Financial Services	3.0%
Consumer Finance	3.0%
Commercial Services & Supplies	2.9%
Sovereign Debt	2.7%
Food Products	2.3%
Hotels, Restaurants & Leisure	2.2%
Chemicals	2.0%
Household Durables	2.0%
Paper & Forest Products	1.9%
Containers & Packaging	1.9%
Road & Rail	1.6%
Construction Materials	1.6%
Gas Utilities	1.5%
Real Estate Investment Trust	1.4%
Insurance	1.4%
Aerospace & Defense	1.3%
Auto Components	1.3%
Food & Staples Retailing	1.3%
Other	19.6%
Repurchase Agreements	1.9%
Total	100%

Credit Quality

(% of total investments)1

A	0.1%
BBB	10.3%
BB or Lower	85.5%
N/R (not rated)	2.2%
N/A (not applicable)	1.9%
Total	100%

Country Allocation

(% of total investments)1

United States	60.2%
Canada	7.8%
United Kingdom	4.9%
Luxembourg	4.6%
France	2.3%
Brazil	2.1%
Other	18.1%
Total	100%

1	Excluding investments in derivatives.

NUVEEN	13

Shareholder

Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on April 22, 2016 for JGH; at this meeting the shareholders were asked to elect Board Members.

JGH
Common Shares
Approval of the Board Members was reached as follows:
William C. Hunter
For	19,472,274
Withhold	1,077,003
Total	20,549,277
Judith M. Stockdale
For	19,472,315
Withhold	1,076,962
Total	20,549,277
Carole E. Stone
For	19,466,653
Withhold	1,082,624
Total	20,549,277
Margaret L. Wolff
For	19,474,958
Withhold	1,074,319
Total	20,549,277

14	NUVEEN

JGH

Nuveen Global High Income Fund
Portfolio of Investments	June 30, 2016 (Unaudited)

Shares		Description (1)	Coupon		Ratings (2)	Value

		LONG-TERM INVESTMENTS – 139.4% (98.1% of Total Investments)

		CONVERTIBLE PREFERRED SECURITIES – 0.2% (0.1% of Total Investments)

		Oil, Gas & Consumable Fuels – 0.2%

20,000		Anadarko Petroleum Corporation	7.500%		N/R	$733,200
		Total Convertible Preferred Securities (cost $1,000,000)				733,200

Shares		Description (1)	Coupon		Ratings (2)	Value

		$25 PAR (OR SIMILAR) RETAIL PREFERRED – 1.5% (1.1% of Total Investments)

		Banks – 0.2%

20,000		Regions Financial Corporation	6.375%		BB	$535,200
10,786		Zions Bancorporation	6.300%		BB–	316,030
		Total Banks				851,230

		Consumer Finance – 0.7%

99,665		Discover Financial Services	6.500%		BB–	2,635,143

		Food Products – 0.4%

50,000		CHS Inc.	7.100%		N/R	1,455,000

		Real Estate Investment Trust – 0.2%

13,000		Northstar Realty Finance Corporation	8.750%		N/R	325,130
24,000		Summit Hotel Properties Inc.	7.125%		N/R	622,080
		Total Real Estate Investment Trust				947,210
		Total $25 Par (or similar) Retail Preferred (cost $5,613,633)				5,888,583

Principal Amount (000)	(3)	Description (1)	Coupon	Maturity	Ratings (2)	Value

		CORPORATE BONDS – 123.2% (86.7% of Total Investments)

		Aerospace & Defense – 1.9%

$2,050		Bombardier Inc., 144A	7.500%	3/15/18	B	$2,106,375
1,421		Bombardier Inc., 144A	6.000%	10/15/22	B	1,222,060
2,000		StandardAero Aviation Holdings Inc., 144A	10.000%	12/15/20	CCC	1,995,000
2,000		Triumph Group Inc.	4.875%	4/01/21	Ba3	1,880,000
		Total Aerospace & Defense				7,203,435

		Air Freight & Logistics – 0.5%

2,075		XPO Logistics, Inc., 144A	6.500%	6/15/22	B2	1,979,030

		Airlines – 1.2%

3,500		Air Canada, 144A	7.750%	4/15/21	B+	3,631,250
2,000		VistaJet Malta Finance PLC, 144A	7.750%	6/01/20	B	905,000
		Total Airlines				4,536,250

		Auto Components – 1.9%

2,000		Allied Specialty Vehicle Inc., 144A	8.500%	11/01/19	BB–	2,025,000
2,000		MPG Holdco I Inc.	7.375%	10/15/22	B+	1,970,000
1,100		Tenneco Inc.	5.375%	12/15/24	BB+	1,141,250
2,050		Tupy S/A, 144A	6.625%	7/17/24	BB	1,962,875
		Total Auto Components				7,099,125

NUVEEN	15

JGH	Nuveen Global High Income Fund
	Portfolio of Investments (continued)	June 30, 2016 (Unaudited)

Principal Amount (000)	(3)	Description (1)	Coupon	Maturity	Ratings (2)	Value

		Banks – 3.9%

$2,000		Bank of America Corporation	6.300%	3/10/66	BB+	$2,117,500
1,500		BNP Paribas, 144A	7.625%	3/30/66	BBB–	1,500,000
2,500		CIT Group Inc.	5.000%	8/01/23	BB+	2,518,750
2,000		Credit Agricole, S.A, 144A	6.625%	12/23/64	BB+	1,815,000
1,320		JPMorgan Chase & Company	6.750%	12/31/49	BBB–	1,453,650
2,750		Popular Inc.	7.000%	7/01/19	BB–	2,695,000
2,500		Royal Bank of Scotland Group PLC	6.100%	6/10/23	BBB	2,557,757
445		Standard Chartered PLC, 144A	5.700%	3/26/44	A	452,779
		Total Banks				15,110,436

		Beverages – 0.2%

1,000		Carolina Beverage Group LLC, 144A	10.625%	8/01/18	B–	952,500

		Building Products – 1.3%

1,415		Builders FirstSource, Inc., 144A	7.625%	6/01/21	B+	1,478,675
1,825		Hardwoods Acquisition Inc., 144A	7.500%	8/01/21	B	1,387,000
2,000		NCI Building Systems, Inc., 144A	8.250%	1/15/23	BB–	2,149,580
		Total Building Products				5,015,255

		Capital Markets – 0.5%

2,250		KCG Holdings Inc., 144A	6.875%	3/15/20	BB–	2,030,625

		Chemicals – 2.8%

2,000		Chemours Co	7.000%	5/15/25	B+	1,677,500
2,000		CVR Partners LP / CVR Nitrogen Finance Corp., 144A	9.250%	6/15/23	B+	2,035,000
750		Hexion Inc.	6.625%	4/15/20	B3	627,225
1,000		Ineos Group Holdings SA, 144A	5.875%	2/15/19	B–	998,750
2,100		Kissner Milling Company Limited, 144A	7.250%	6/01/19	B	2,100,000
800		Office Cherifien Des Phosphates SA, 144A	5.625%	4/25/24	BBB–	848,000
1,100		Platform Specialty Products Corporation, 144A	10.375%	5/01/21	B+	1,108,250
2,000		Tronox Finance LLC	6.375%	8/15/20	B	1,485,000
		Total Chemicals				10,879,725

		Commercial Services & Supplies – 4.2%

2,477		ADS Waste Holdings Inc.	8.250%	10/01/20	CCC+	2,514,155
2,500		APX Group, Inc., 144A	5.000%	8/1/23	B1	2,518,750
2,000		Clean Harbors Inc.	5.125%	6/01/21	BB+	2,046,240
2,770		Covanta Holding Corporation	5.875%	3/01/24	Ba3	2,686,900
3,000		GFL Environmental Corporation, 144A	7.875%	4/01/20	B	3,015,000
1,500		NES Rental Holdings Inc., 144A	7.875%	5/27/20	B–	1,425,000
1,500		R.R. Donnelley & Sons Company	6.500%	11/15/23	BB–	1,395,000
1,090	EUR	Waste Italia SPA, 144A	10.500%	11/15/19	C	350,632
		Total Commercial Services & Supplies				15,951,677

		Construction & Engineering – 1.4%

1,500		Boart Longyear Management Pty Ltd, 144A	7.000%	4/01/21	CCC+	266,250
500		HC2 Holdings, Inc., 144A	11.000%	12/01/19	B–	452,500
2,000		Michael Baker International LLC / CDL Acquisition Company Inc., 144A	8.250%	10/15/18	B+	1,940,000
1,100		Shea Homes LP, 144A	6.125%	4/01/25	B+	1,094,500
15,000	NOK	VV Holding AS, 144A	6.230%	7/10/19	N/R	1,730,545
		Total Construction & Engineering				5,483,795

		Construction Materials – 2.2%

4,000		Cemex SAB de CV, 144A	5.700%	1/11/25	BB–	3,790,000
2,500		Norbord Inc., 144A	6.250%	4/15/23	Ba2	2,562,500
2,025		Reliance Intermediate Holdings LP, 144A	6.500%	4/01/23	BB–	2,106,000
		Total Construction Materials				8,458,500

16	NUVEEN

Principal Amount (000)	(3)	Description (1)	Coupon	Maturity	Ratings (2)	Value

		Consumer Finance – 3.6%

$2,000		Ally Financial Inc.	4.625%	3/30/25	BB+	$1,975,000
2,500		Constellis Holdings LLC / Constellis Finance Corporation, 144A	9.750%	5/15/20	B	2,386,875
1,200		Covenant Surgical Partners Inc., 144A	8.750%	8/01/19	B–	1,152,000
2,250		Credit Acceptance Corporation	7.375%	3/15/23	BB	2,160,000
2,500		Enova International, Inc.	9.750%	6/01/21	B	1,968,750
2,000		First Data Corporation, 144A	7.000%	12/01/23	B	2,030,000
2,000		First Data Corporation, 144A	5.750%	1/15/24	B	1,982,500
		Total Consumer Finance				13,655,125

		Containers & Packaging – 2.7%

2,000		Ardagh Packaging Finance / MP HD USA, 144A	6.750%	1/31/21	B3	2,020,000
3,000		Cascades Inc., 144A	5.500%	7/15/22	BB–	2,913,750
1,750		Coveris Holdings SA, 144A	7.875%	11/01/19	B–	1,699,688
1,600		PaperWorks Industries Inc., 144A	9.500%	8/15/19	B–	1,472,000
2,000		Reynolds Group	5.750%	10/15/20	B+	2,065,840
		Total Containers & Packaging				10,171,278

		Diversified Consumer Services – 1.3%

1,965		Nine West Holdings Incorporated, 144A	8.250%	3/15/19	CCC–	314,400
1,750		Prime Security Services Borrower LLC / Prime Finance, Inc., 144A	9.250%	5/15/23	B–	1,855,000
2,400	GBP	Twinkle Pizza Holdings PLC, 144A	6.625%	8/01/21	B	2,982,781
		Total Diversified Consumer Services				5,152,181

		Diversified Financial Services – 4.3%

500		CNG Holdings Inc., 144A	9.375%	5/15/20	B–	245,000
1,550		Fly Leasing Limited	6.750%	12/15/20	BB	1,557,750
2,000		HSBC Holdings PLC	6.875%	6/01/25	BBB	1,990,000
2,000		James Hardie International Finance Limited, 144A	5.875%	2/15/23	BBB–	2,045,000
1,500		Jefferies Finance LLC Corporation, 144A	7.375%	4/01/20	B1	1,361,250
1,500	EUR	Lincoln Finance LTD, 144A	6.875%	4/15/21	BB+	1,781,148
3,215		Nationstar Mortgage LLC Capital Corporation	7.875%	10/01/20	B+	3,014,063
2,000		NewStar Financial, Inc.	7.250%	5/01/20	BB–	1,860,000
2,540		Ziggo Bond Finance B.V, 144A	5.875%	1/15/25	B	2,451,100
		Total Diversified Financial Services				16,305,311

		Diversified Telecommunication Services – 4.3%

1,750		CenturyLink Inc.	7.650%	3/15/42	BB+	1,478,750
2,500		Frontier Communications Corporation	8.875%	9/15/20	BB	2,668,750
2,000		IntelSat Jackson Holdings	7.250%	4/01/19	CCC	1,460,000
2,000		IntelSat Limited	7.750%	6/01/21	CC	490,000
2,150		Level 3 Financing Inc., 144A	5.250%	3/15/26	BB	2,107,000
1,500		Neptune Finco Corporation, 144A	10.125%	1/15/23	B2	1,680,000
1,500		Neptune Finco Corporation, 144A	10.875%	10/15/25	B2	1,717,500
3,000		Qualitytech LP/QTS Finance Corp.	5.875%	8/01/22	BB–	3,045,000
2,200		Windstream Corporation	6.375%	8/01/23	BB–	1,848,000
		Total Diversified Telecommunication Services				16,495,000

		Electric Utilities – 1.2%

3,250		Intergen NV, 144A	7.000%	6/30/23	B+	2,299,375
2,500		RJS Power Holdings LLC, 144A	4.625%	7/15/19	B+	2,200,000
		Total Electric Utilities				4,499,375

		Electronic Equipment, Instruments & Component – 0.4%

1,363		Anixter Inc.	5.125%	10/01/21	BB+	1,383,445

		Energy Equipment & Services – 0.6%

1,500		Calfrac Holdings LP, 144A	7.500%	12/01/20	B	967,500
1,000		Murray Energy Corporation, 144A	11.250%	4/15/21	C	280,000
2,250		Pacific Drilling V Limited, 144A	7.250%	12/01/17	B–	922,500
		Total Energy Equipment & Services				2,170,000

NUVEEN	17

JGH	Nuveen Global High Income Fund
	Portfolio of Investments (continued)	June 30, 2016 (Unaudited)

Principal Amount (000)	(3)	Description (1)	Coupon	Maturity	Ratings (2)	Value

		Food & Staples Retailing – 1.8%

$2,500		Pomegranate Merger Sub, Inc., 144A	9.750%	5/01/23	B	$2,348,437
3,500		Supervalu Inc.	7.750%	11/15/22	B	2,921,800
2,000		Tops Holding LLC / Tops Markets II Corporation, 144A	8.000%	6/15/22	B–	1,760,000
		Total Food & Staples Retailing				7,030,237

		Food Products – 2.5%

2,000		Bumble Bee Holdings Inc., 144A	8.500	12/15/17	B	2,025,000
2,000		Dole Food Company, 144A	6.500	5/01/19	B3	1,995,000
2,050		Land O Lakes Capital Trust I, 144A	7.450%	3/15/28	BB+	2,219,125
2,000		Marfrig Holding Europe BV, 144A	8.000%	6/08/23	B+	2,041,000
1,500		Southern States Cooperative Inc., 144A	10.000%	8/15/21	B–	1,132,500
		Total Food Products				9,412,625

		Gas Utilities – 2.2%

2,000		AmeriGas Partners LP/AmeriGas Finance Corporation	5.875%	8/20/19	BB	2,005,000
2,825		Ferrellgas LP	6.750%	1/15/22	B+	2,570,750
1,635		LBC Tank Terminals Holdings Netherlands BV, 144A	6.875%	5/15/23	B	1,577,775
2,180		Suburban Propane Partners LP	5.500%	6/01/24	BB–	2,141,850
		Total Gas Utilities				8,295,375

		Health Care Equipment & Supplies – 1.3%

1,750	EUR	Ephios Holdco II PLC, 144A	8.250%	7/01/23	B–	1,971,193
250		Tenet Healthcare Corporation	6.250%	11/01/18	BB	263,750
1,000		Tenet Healthcare Corporation	8.125%	4/01/22	B–	1,024,800
2,220		Tenet Healthcare Corporation	6.875%	11/15/31	B–	1,789,875
		Total Health Care Equipment & Supplies				5,049,618

		Health Care Providers & Services – 4.3%

2,535		Community Health Systems, Inc.	6.875%	2/01/22	B+	2,218,125
2,000		HCA Inc.	5.000%	3/15/24	BBB–	2,075,000
3,000		HCA Inc.	5.250%	6/15/26	BBB–	3,112,500
2,640		Iasis Healthcare Capital Corporation	8.375%	5/15/19	CCC+	2,536,050
3,150		Kindred Healthcare Inc.	8.750%	1/15/23	B–	3,108,672
2,000		Lifepoint Health Inc., 144A	5.375%	11/01/19	Ba2	2,005,000
1,516		Select Medical Corporation	6.375%	6/01/21	B–	1,455,360
		Total Health Care Providers & Services				16,510,707

		Hotels, Restaurants & Leisure – 3.1%

2,000		1011778 BC ULC/New Red Finance Inc., 144A	6.000%	4/01/22	B–	2,074,380
1,500		Grupo Posadas SAB de CV, 144A	7.875%	6/30/22	B+	1,522,500
2,000		International Game Technology PLC, 144A	6.500%	2/15/25	BB+	2,015,000
1,000		MGM Resorts International Inc.	7.750%	3/15/22	BB	1,130,000
2,000		Scientific Games Corporation, 144A	7.000%	1/01/22	BB–	2,010,000
3,350		Wynn Macau Limited, 144A	5.250%	10/15/21	BB	3,258,880
		Total Hotels, Restaurants & Leisure				12,010,760

		Household Durables – 2.8%

2,000		Brookfield Residential Properties Inc., 144A	6.500%	12/15/20	B+	1,995,000
1,220		CalAtlantic Group Inc.	5.875%	11/15/24	BB	1,256,600
2,500		KB Home	7.625%	5/15/23	B+	2,537,500
2,500		Rialto Holdings LLC-Rialto Corporation, 144A	7.000%	12/01/18	B1	2,506,250
2,500		RSI Home Products Incorporated, 144A	6.500%	3/15/23	B+	2,568,750
		Total Household Durables				10,864,100

18	NUVEEN

Principal Amount (000)	(3)	Description (1)	Coupon	Maturity	Ratings (2)	Value

		Independent Power & Renewable Electricity Producers – 1.1%

$2,000		Dynegy Inc.	6.750%	11/01/19	B+	$2,005,000
2,830		GenOn Energy Inc.	9.500%	10/15/18	CCC+	2,249,850
		Total Independent Power & Renewable Electricity Producers				4,254,850

		Industrial Conglomerates – 0.9%

800		Alfa SAB de CV, 144A	5.250%	3/25/24	BBB–	854,000
2,250		Stena AB, 144A	6.875%	2/01/24	BB	1,771,875
1,050		Techniplas, LLC, 144A	10.000%	5/01/20	B	777,000
		Total Industrial Conglomerates				3,402,875

		Insurance – 0.5%

2,355		Genworth Holdings Inc.	4.800%	2/15/24	Ba3	1,760,363

		Internet Software & Services – 1.1%

3,000		Earthlink Inc.	7.375%	6/01/20	Ba3	3,120,000
1,000		Equinix Inc.	5.750%	1/01/25	BB	1,035,000
		Total Internet Software & Services				4,155,000

		IT Services – 0.6%

2,100		Zayo Group LLC / Zayo Capital Inc.	6.000%	4/01/23	B–	2,142,000

		Machinery – 1.6%

530		CTP Transportation Products LLC-Finance Inc., 144A	8.250%	12/15/19	B	466,400
1,500		Dana Financing Luxembourg Sarl, 144A	6.500%	6/01/26	BB+	1,460,625
2,250		Terex Corporation	6.000%	5/15/21	BB	2,252,812
3,500		Vander Intermediate Holding II Corp., 144A	9.750%	2/01/19	CCC+	1,872,500
		Total Machinery				6,052,337

		Marine – 1.4%

2,900		Eletson Holdings Inc., 144A	9.625%	1/15/22	B+	2,262,000
2,000		Navios Maritime Acquisition Corporation, 144A	8.125%	11/15/21	B+	1,570,000
2,250		Navios South American Logistics Inc., Finance US Inc., 144A	7.250%	5/01/22	B–	1,586,250
		Total Marine				5,418,250

		Media – 12.4%

3,500		Altice S.A, 144A	7.750%	5/15/22	B	3,535,000
2,000		CCO Holdings LLC Finance Corporation, 144A	7.000%	12/01/23	BB+	2,030,000
1,825		Cequel Communication Holdings I, 144A	5.125%	12/15/21	B–	1,738,313
3,000		Clear Channel Communications, Inc.	11.250%	3/01/21	Caa1	2,145,000
2,250		Dish DBS Corporation	5.875%	11/15/24	BB–	2,100,938
1,350		Dish DBS Corporation, 144A	7.750%	7/01/26	BB–	1,393,875
2,140		Lamar Media Corporation, 144A	5.750%	2/01/26	Ba1	2,226,948
2,000		Lee Enterprises Inc., 144A	8.750%	8/15/19	B2	1,970,000
1,000		Midcontinent Communications Finance Company, 144A	6.250%	8/01/21	B	1,030,000
3,250		Numericable Group SA, 144A	7.375%	5/01/26	B+	3,213,437
2,500		Post Holdings Inc., 144A	7.750%	3/15/24	B	2,740,625
3,000		Quebecor Media Inc.	5.875	8/01/22	B+	3,045,000
2,500		Radio One Inc., 144A	7.375%	4/15/22	B	2,387,500
2,000		Sinclair Television Group	6.375%	6/01/19	B+	2,100,000
2,000		Sirius XM Radio Inc., 144A	5.375%	4/15/25	BB	1,991,250
1,500		SiTV Inc., 144A	10.375%	7/01/19	B–	1,155,000
1,180		Tribune Media Company	5.875%	7/15/22	BB–	1,174,100
1,310		Unitymedia KabelBW GmbH, 144A	6.125%	1/15/25	B	1,342,619
3,500	CAD	Videotron Limited, 144A	5.625%	6/15/25	BB	2,815,523
4,000		VTR Finance BV, 144A	6.875%	1/15/24	B+	3,987,919
3,303		WMG Acquisition Group, 144A	6.000%	1/15/21	Ba3	3,402,090
		Total Media				47,525,137

NUVEEN	19

JGH	Nuveen Global High Income Fund
	Portfolio of Investments (continued)	June 30, 2016 (Unaudited)

Principal Amount (000)	(3)	Description (1)	Coupon	Maturity	Ratings (2)	Value

		Metals & Mining – 9.5%

$1,250		AK Steel Corporation	7.625%	10/01/21	B–	$1,146,875
1,000		Alcoa Inc.	5.720%	2/23/19	BBB–	1,074,360
2,000		Aleris International Inc., 144A	9.500%	4/01/21	B	2,055,000
1,500		Anglogold Holdings PLC	5.125%	8/01/22	Baa3	1,530,000
3,000		Anglogold Holdings PLC	6.500%	4/15/40	Baa3	2,925,000
2,000		ArcelorMittal	6.125%	6/01/25	BB+	1,990,000
1,952		Barrick Gold Corporation	6.950%	4/01/19	BBB–	2,174,551
565		Century Aluminum Company, 144A	7.500%	6/01/21	BB–	508,500
2,000		Cliffs Natural Resources Inc.	5.900%	3/15/20	CCC–	1,490,000
2,500		Eldorado Gold Corporation, 144A	6.125%	12/15/20	BB–	2,500,000
3,000		First Quantum Minerals Limited, 144A	7.250%	5/15/22	B	2,317,500
1,500		Freeport McMoRan, Inc.	4.550%	11/14/24	BBB–	1,312,500
2,000		Gold Fields Orogen Holdings BVI Limited, 144A	4.875%	8/15/19	BB+	1,970,000
2,050		Lundin Mining Corporation, 144A	7.500%	11/01/20	BB–	2,091,000
2,000		New Gold Incorporated, 144A	6.250%	11/15/22	B+	1,950,000
1,250		Novellis Inc.	8.750%	12/15/20	B	1,303,125
2,000		Teck Resources Limited	4.750%	1/15/22	B+	1,689,800
185		Teck Resources Limited	3.750%	2/01/23	B+	140,600
1,250		United States Steel Corporation, 144A	8.375%	7/01/21	BB	1,317,187
2,485		Vale Overseas Limited	6.875%	11/10/39	BBB	2,262,096
1,500		Vedanta Resources PLC, 144A	6.000%	1/31/19	B	1,280,625
2,000		Westmoreland Coal Co, 144A	8.750%	1/01/22	B–	1,495,000
		Total Metals & Mining				36,523,719

		Multiline Retail – 0.5%

1,000		Bon-Ton Department Stores Inc.	8.000%	6/15/21	Caa2	410,000
2,000		J.C. Penney Corporation Inc.	6.375%	10/15/36	B+	1,514,400
		Total Multiline Retail				1,924,400

		Oil, Gas & Consumable Fuels – 12.9%

1,500		Anadarko Petroleum Corporation	6.600%	3/15/46	BBB	1,812,362
1,700	CAD	Baytex Energy Corporation	6.625%	7/19/22	BB	1,116,820
2,250		Bellatrix Exploration Limited, 144A	8.500%	5/15/20	CCC+	1,552,500
1,745		Bonanza Creek Energy Inc.	5.750%	2/01/23	CC	702,363
1,000		Breitburn Energy Partners LP, (4)	7.875%	4/15/22	N/R	210,000
460		California Resources Corporation	6.000%	11/15/24	CCC+	225,400
1,232		California Resources Corporation, 144A	8.000%	12/15/22	B	874,720
2,000		Calumet Specialty Products	6.500%	4/15/21	CCC+	1,430,000
2,010		Chesapeake Energy Corporation, 144A	8.000%	12/15/22	B+	1,711,013
1,715		Energy Transfer Equity LP	5.500%	6/01/27	BB+	1,612,100
1,400		EnQuest PLC, 144A	7.000%	4/15/22	CCC+	866,250
500		EV Energy Partners LP / EV Energy Finance Corporation	8.000%	4/15/19	CCC+	300,000
2,250		Everest Acquisition LLC Finance	9.375%	5/01/20	CCC+	1,591,875
1,675		Global Partners LP/GLP Finance	6.250%	7/15/22	B+	1,394,438
750		Halcon Resources Corporation, 144A	8.625%	2/01/20	B3	707,340
2,000		Kazmunaygas National, 144A	6.375%	4/09/21	Baa3	2,185,400
65		Key Energy Services Inc.	6.750%	3/01/21	Ca	26,000
2,000		Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	1,850,000
1,025		MEG Energy Corporation, 144A	6.375%	1/30/23	BB–	758,500
250		Northern Oil and Gas Inc.	8.000%	6/01/20	CCC–	188,750
500		Northern Oil and Gas Inc.	8.000%	6/01/20	CCC–	357,500
2,000		Northern Tier Energy LLC	7.125%	11/15/20	BB–	2,035,000
1,250		Oasis Petroleum Inc.	6.875%	3/15/22	B+	1,156,250
2,395		Penn Virginia Corporation, (4)	8.500%	5/01/20	N/R	922,075
4,000		Pertamina Persero PT, 144A	4.875%	5/03/22	Baa3	4,208,031
1,866		Petrobras Global Finance BV	3.000%	1/15/19	BB	1,728,849
4,000		Petrobras International Finance Company	5.375%	1/27/21	BB	3,690,000
2,800		Reliance Industries Limited, 144A	5.875%	8/05/63	BBB+	2,845,360

20	NUVEEN

Principal Amount (000)	(3)	Description (1)	Coupon	Maturity	Ratings (2)	Value

		Oil, Gas & Consumable Fuels (continued)

$1,500		Rose Rock Midstream LP / Rose Rock Finance Corporation	5.625%	7/15/22	B	$1,320,000
1,250		Seadrill Limited, 144A	6.625%	9/15/20	N/R	534,375
1,995		Summit Midstream Holdings LLC Finance	7.500%	7/01/21	B	1,915,200
3,550		Transocean Inc.	6.800%	3/15/38	BB–	2,316,375
1,950		Vanguard Natural Resources Finance	7.875%	4/01/20	CC	624,000
1,736		Western Refining Inc.	6.250%	4/01/21	B	1,579,760
2,434		Whiting Petroleum Corporation	5.000%	3/15/19	B	2,239,280
1,000		WPX Energy Inc.	6.000%	1/15/22	B	930,000
		Total Oil, Gas & Consumable Fuels				49,517,886

		Paper & Forest Products – 2.7%

3,220		Domtar Corporation	6.750%	2/15/44	BBB–	3,524,158
2,000		Mercer International Inc.	7.750%	12/01/22	B+	2,000,000
3,000		Millar Western Forest Products Ltd	8.500%	4/01/21	B–	1,380,000
2,500		Resolute Forest Products	9.750	6/01/21	BB–	1,968,750
2,000		Tembec Industries, Inc., 144A	9.000%	12/15/19	B–	1,550,000
		Total Paper & Forest Products				10,422,908

		Personal Products – 0.7%

2,475		Albea Beauty Holdings SA, 144A	8.375%	11/01/19	B	2,598,750

		Pharmaceuticals – 0.7%

1,505		Endo Finance LLC, 144A	5.750%	1/15/22	B	1,358,112
1,730		VP Escrow Corporation, 144A	6.375%	10/15/20	B–	1,487,800
		Total Pharmaceuticals				2,845,912

		Real Estate Investment Trust – 1.8%

1,825		Geo Group Inc.	6.000%	4/15/26	Ba3	1,843,250
2,350		iStar Inc.	7.125%	2/15/18	B+	2,408,750
2,000		PLA Administradora Industrial, S. de R.L. de C.V., 144A	5.250%	11/10/22	Baa3	2,027,500
475		Vereit Operating Partner	4.600%	2/06/24	BB+	478,563
		Total Real Estate Investment Trust				6,758,063

		Real Estate Management & Development – 1.8%

2,100		Hunt Companies Inc., 144A	9.625%	3/01/21	N/R	2,110,500
2,250		Kennedy-Wilson Holdings Incorporated	5.875%	4/01/24	BB–	2,193,750
2,585		Mattamy Group Corporation, 144A	6.500%	11/15/20	BB	2,481,600
		Total Real Estate Management & Development				6,785,850

		Road & Rail – 2.2%

2,000		Avis Budget Car Rental, 144A	5.125%	6/01/22	B+	1,930,000
1,500		Herc Spinoff Escrow Issuer LLC/Herc Spinoff Escrow Issuer Corp., 144A	7.750%	6/01/24	B+	1,462,500
3,000		Hertz Corporation	7.375%	1/15/21	B	3,097,500
2,000		Watco Companies LLC Finance, 144A	6.375%	4/01/23	B	1,980,000
		Total Road & Rail				8,470,000

		Semiconductors & Semiconductor Equipment – 0.0%

200		Advanced Micro Devices, Inc.	7.000%	7/01/24	CCC	169,000

		Software – 0.5%

2,110		SixSigma Networks Mexico SA de CV, 144A	8.250%	11/07/21	B+	2,107,363

		Specialty Retail – 1.1%

2,000		Guitar Center Inc., 144A	6.500%	4/15/19	B2	1,720,000
1,750		L Brands, Inc.	6.875%	11/01/35	BB+	1,771,875
1,000		The Men’s Warehouse Inc.	7.000%	7/01/22	B2	840,000
		Total Specialty Retail				4,331,875

NUVEEN	21

JGH	Nuveen Global High Income Fund
	Portfolio of Investments (continued)	June 30, 2016 (Unaudited)

Principal Amount (000)	(3)	Description (1)	Coupon	Maturity	Ratings (2)	Value

		Technology Hardware, Storage & Peripherals – 1.8%

$3,000		Diamond 1 Finance Corporation / Diamond 2 Finance Corporation, 144A	7.125%	6/15/24	BB+	$3,134,226
1,690		NCR Corporation	6.375%	12/15/23	BB	1,723,800
2,000		Western Digital Corporation, 144A	10.500%	4/01/24	BB+	2,140,000
		Total Technology Hardware, Storage & Peripherals				6,998,026

		Trading Companies & Distributors – 0.9%

1,500		Avation Capital SA, 144A	7.500%	5/27/20	B+	1,425,000
2,000		HD Supply Inc., 144A	5.750%	4/15/24	B	2,080,000
		Total Trading Companies & Distributors				3,505,000

		Transportation Infrastructure – 0.4%

2,000	EUR	CMA CGM SA, 144A	7.750%	1/15/21	B3	1,681,586

		Wireless Telecommunication Services – 7.7%

17,000	SEK	AINMT Scandinavia Holdings AB, Reg S	9.750%	3/19/19	N/R	2,100,510
2,800		Colombia Telecommunicaciones S.A. ESP, 144A	5.375%	9/27/22	BB	2,646,000
3,000		Colombia Telecommunicaciones S.A. ESP, 144A	8.500%	9/30/65	B+	2,640,000
3,800		Digicel Limited, 144A	6.000%	4/15/21	B1	3,277,500
2,000		FairPoint Communications Inc., 144A	8.750%	8/15/19	B	1,970,000
2,300		Inmarsat Finance PLC, 144A	4.875%	5/15/22	BB+	2,098,750
2,500		Millicom International Cellular SA, 144A	6.625%	10/15/21	BB+	2,566,750
2,000		Sprint Communications Inc., 144A	7.000%	3/01/20	BB	2,093,980
1,825		Sprint Corporation	7.250%	9/15/21	B+	1,555,813
2,000		Telecom Italia Capital	8.500%	7/18/36	BBB–	2,025,000
4,000		T-Mobile USA Inc.	6.731%	4/28/22	BB	4,206,199
2,500		Wind Acquisition Finance SA, 144A	4.750%	7/15/20	BB	2,450,000
		Total Wireless Telecommunication Services				29,630,502
		Total Corporate Bonds (cost $507,578,369)				472,687,142

Principal Amount (000)	(3)	Description (1)	Coupon	Maturity	Ratings (2)	Value

		$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 10.2% (7.2% of Total Investments)

		Banks – 6.1%

$4,640		Barclays PLC	8.250%	N/A (5)	BB+	$4,535,410
3,000		Citigroup Inc.	6.250%	N/A (5)	BB+	3,090,000
1,385		Citigroup Inc.	5.875%	N/A (5)	BB+	1,329,600
1,000		Credit Agricole SA, 144A	8.125%	N/A (5)	BB+	993,166
2,000		Dresdner Funding Trust, 144A	8.151%	6/30/31	BB+	2,331,000
2,500		Intesa Sanpaolo SpA, 144A	7.700%	N/A (5)	Ba3	2,156,250
3,705		Lloyd’s Banking Group PLC	7.500%	N/A (5)	BB+	3,621,640
475		Nordea Bank AB, 144A	6.125%	N/A (5)	BBB	448,876
1,000		Royal Bank of Scotland Group PLC	7.500%	N/A (5)	BB–	920,000
2,700		Societe Generale, 144A	7.875%	N/A (5)	BB+	2,504,250
1,800		UniCredit SpA, Reg S	8.000%	N/A (5)	BB–	1,458,155
		Total Banks				23,388,347

		Capital Markets – 1.2%

1,500		Credit Suisse Group AG, 144A	7.500%	N/A (5)	BB	1,507,500
3,000		Morgan Stanley	5.550%	N/A (5)	Ba1	2,971,800
		Total Capital Markets				4,479,300

22	NUVEEN

Principal Amount (000)	(3)	Description (1)	Coupon	Maturity	Ratings (2)	Value

		Energy Equipment & Services – 1.0%

3,500	EUR	Origin Energy Finance Limited, Reg S	7.875%	6/16/71	BB	$3,805,470

		Food Products – 0.4%

1,500		Land O’ Lakes Incorporated, 144A	8.000%	N/A (5)	BB	1,533,750

		Insurance – 1.5%

400		Catlin Insurance Company Limited, 144A	7.249%	N/A (5)	BBB+	290,000
2,000		La Mondiale SAM, Reg S	7.625%	N/A (5)	BBB	2,111,660
2,000		QBE Insurance Group Limited, Reg S	6.750%	12/02/44	BBB	2,140,000
2,000		XL Capital Ltd	6.500%	N/A (5)	BBB	1,390,000
		Total Insurance				5,931,660
		Total $1,000 Par (or similar) Institutional Preferred (cost $40,792,994)				39,138,527

Principal Amount (000)	(3)	Description (1)	Coupon	Maturity	Ratings (2)	Value

		SOVEREIGN DEBT – 3.8% (2.7% of Total Investments)

		Argentina – 0.9%

$1,000		Republic of Argentina, 144A	6.875%	4/22/21	B	$1,067,500
2,350		Republic of Argentina, 144A	7.500%	4/22/26	B	2,547,400
		Total Argentina				3,614,900

		Costa Rica – 0.6%

2,000		Republic of Costa Rica, 144A	4.250%	1/26/23	Ba1	1,905,000
400		Republic of Costa Rica, 144A	7.000%	4/04/44	Ba1	399,000
		Total Costa Rica				2,304,000

		Dominican Republic – 0.8%

3,000		Dominican Republic, 144A	5.500%	1/27/25	BB–	3,052,500

		South Africa – 1.0%

39,000	ZAR	Republic of South Africa	8.250%	9/15/17	Baa2	2,668,913
12,800	ZAR	Republic of South Africa	10.500%	12/21/26	BBB+	965,195
		Total South Africa				3,634,108

		Sri Lanka – 0.5%

2,000		Republic of Sri Lanka, 144A	6.000%	1/14/19	B+	2,037,154
		Total Sovereign Debt (cost $16,242,196)				14,642,662

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 0.5% (0.3% of Total Investments)

$288		Countrywide Asset Backed Certificates, Series 2007-4 A2	5.328%	4/25/47	Caa1	$277,043
1,489		Vericrest Opportunity Loan Transferee, Series 2014-NPL7, 144A	4.750%	8/27/57	N/R	1,438,525
$1,777		Total Asset-Backed and Mortgage-Backed Securities (cost $1,739,521)				1,715,568
		Total Long-Term Investments (cost $572,966,713)				534,805,682

NUVEEN	23

JGH	Nuveen Global High Income Fund
	Portfolio of Investments (continued)	June 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 2.7% (1.9% of Total Investments)

	REPURCHASE AGREEMENTS – 2.7% (1.9% of Total Investments)

$10,366	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/16, repurchase price $10,365,839, collateralized by $9,570,000 U.S. Treasury Notes, 2.750%, due 11/15/23, value $10,574,850	0.030%	7/01/16	$10,365,830
	Total Short-Term Investments (cost $10,365,830)			10,365,830
	Total Investments (cost $583,332,543) – 142.1%			545,171,512
	Borrowings – (43.0)% (6), (7)			(164,800,000)
	Other Assets Less Liabilities – 0.9% (8)			3,297,753
	Net Assets – 100%			$383,669,265

Investments in Derivatives as of June 30, 2016

Forward Foreign Currency Exchange Contracts

Counterparty	Currency Contracts to Deliver	Notional Amount (Local Currency)	In Exchange For Currency	Notional Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	Pound Sterling	2,463,000	U.S. Dollar	3,557,212	7/22/16	$277,918
Bank of America, N.A.	U.S. Dollar	272,358	Pound Sterling	203,000	7/22/16	(2,079)
Goldman Sachs Bank USA	Canadian Dollar	4,915,979	U.S. Dollar	3,754,619	7/29/16	(50,834)
Goldman Sachs Bank USA	Euro	10,612,000	U.S. Dollar	11,937,120	7/29/16	150,181
Goldman Sachs Bank USA	Norwegian Krone	12,940,000	U.S. Dollar	1,579,868	7/22/16	33,668
Goldman Sachs Bank USA	Swedish Krona	17,400,000	U.S. Dollar	2,142,757	7/22/16	84,719
Goldman Sachs Bank USA	U.S. Dollar	2,085,488	Euro	1,860,000	7/29/16	(19,552)
						$474,021

Interest Rate Swaps

Counterparty	Notional Amount	Fund Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (9)	Optional Termination Date	Termination Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	$22,469,000	Receive	1-Month USD- LIBOR-ICE	1.462%	Monthly	1/03/17	12/01/18	12/01/20	$(656,905)	$(868,245)
JPMorgan Chase Bank, N.A.	22,469,000	Receive	1-Month USD- LIBOR-ICE	1.842	Monthly	1/03/17	12/01/20	12/01/22	(1,270,403)	(1,574,841)
	$44,938,000								$(1,927,308)	$(2,443,086)

Futures Contracts

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Note	Short	(244)	9/16	$(29,808,032)	$(19,063)	$(538,871)
U.S. Treasury 10-Year Note	Short	(270)	9/16	(35,905,781)	21,094	(937,473)
				$(65,713,813)	$2,031	$(1,476,344)

24	NUVEEN

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(4)	As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(5)	Perpetual security. Maturity date is not applicable.

(6)	Borrowings as a percentage of Total Investments is 30.2%.

(7)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(8)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(9)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound Sterling

NOK	Norwegian Krone

SEK	Swedish Krona

ZAR	South African Rand

USD-LIBOR-ICE	United States Dollar – London Inter-Bank Offered Rate – Intercontinental Exchange

See accompanying notes to financial statements.

NUVEEN	25

Statement of Assets and Liabilities	June 30, 2016 (Unaudited)

Assets
Long-term investments, at value (cost $572,966,713)	$534,805,682
Short-term investments, at value (cost approximates value)	10,365,830
Cash	81,521
Cash collateral at brokers(1)	2,395,000
Interest rate swaps premiums paid	515,778
Unrealized appreciation on forward foreign currency exchange contracts, net	474,021
Receivable for:
Interest	9,960,703
Investments sold	10,819,410
Reclaims	14,171
Variation margin on futures contracts	21,094
Other assets	188,943
Total assets	569,642,153
Liabilities
Borrowings	164,800,000
Unrealized depreciation on interest rate swaps	2,443,086
Payable for:
Dividends	3,029,721
Investments purchased	14,734,359
Variation margin on futures contracts	19,063
Accrued expenses:
Interest on borrowings	266,438
Management fees	381,328
Trustees fees	58,071
Other	240,822
Total liabilities	185,972,888
Net assets	$383,669,265
Shares outstanding	23,232,075
Net asset value (“NAV”) per share outstanding	$16.51
Net assets consist of:
Shares, $0.01 par value per share	$232,321
Paid-in surplus	490,987,002
Undistributed (Over-distribution of) net investment income	(3,659,310)
Accumulated net realized gain (loss)	(62,272,103)
Net unrealized appreciation (depreciation)	(41,618,645)
Net assets	$383,669,265
Authorized shares	Unlimited
(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

26	NUVEEN

Statement of Operations	Six Months Ended June 30, 2016 (Unaudited)

Investment Income	$20,810,147
Expenses
Management fees	2,225,481
Interest expense on borrowings	1,288,924
Custodian fees	69,589
Trustees fees	7,042
Professional fees	44,105
Shareholder reporting expenses	46,806
Shareholder servicing agent fees	358
Stock exchange listing fees	3,895
Investor relations expenses	32,793
Other	14,689
Total expenses	3,733,682
Net investment income (loss)	17,076,465
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(25,505,951)
Forward foreign currency exchange contracts	(285,561)
Futures contracts	(1,607,221)
Swaps	(26,889)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	42,401,472
Forward foreign currency exchange contracts	114,649
Futures contracts	(1,673,373)
Swaps	(1,557,070)
Net realized and unrealized gain (loss)	11,860,056
Net increase (decrease) in net assets from operations	$28,936,521

See accompanying notes to financial statements.

NUVEEN	27

Statement of Changes in Net Assets	(Unaudited)

	Six Months Ended 6/30/16	Year Ended 12/31/15
Operations
Net investment income (loss)	$17,076,465	$38,239,315
Net realized gain (loss) from:
Investments and foreign currency	(25,505,951)	(28,390,058)
Forward foreign currency exchange contracts	(285,561)	2,753,668
Futures contracts	(1,607,221)	(1,334,247)
Swaps	(26,889)	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	42,401,472	(58,022,241)
Forward foreign currency exchange contracts	114,649	82,549
Futures contracts	(1,673,373)	289,286
Swaps	(1,557,070)	(1,007,919)
Net increase (decrease) in net assets from operations	28,936,521	(47,389,647)
Distributions to Shareholders
From net investment income	(18,413,045)	(30,102,609)
Return of capital	—	(8,463,930)
Decrease in net assets from distributions to shareholders	(18,413,045)	(38,566,539)
Capital Share Transactions
Cost of shares repurchased and retired	(1,257,387)	(11,210,128)
Cost of shares repurchased and retired through tender offer	—	(153,307,991)
Net increase (decrease) in net assets from capital share transactions	(1,257,387)	(164,518,119)
Net increase (decrease) in net assets	9,266,089	(250,474,305)
Net assets at the beginning of period	374,403,176	624,877,481
Net assets at the end of period	$383,669,265	$374,403,176
Undistributed (Over-distribution of) net investment income at the end of period	$(3,659,310)	$(2,322,730)

See accompanying notes to financial statements.

28	NUVEEN

Statement of Cash Flows	Six Months Ended June 30, 2016 (Unaudited)

Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets from Operations	$28,936,521
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(152,186,516)
Proceeds from sales and maturities of investments	162,847,824
Proceeds from (Purchases of) short-term investments, net	(6,572,242)
Proceeds from (Payments for) cash denominated in foreign currency	98,209
Proceeds from (Payments for) swap contracts	(26,889)
Amortization (Accretion) of premiums and discounts, net	1,584,447
(Increase) Decrease in:
Cash collateral at brokers	(890,000)
Interest rate swaps premiums paid	(247,149)
Receivable for dividends	41,250
Receivable for interest	745,593
Receivable for investments sold	(10,819,410)
Receivable for reclaims	(5,440)
Receivable for variation margin on futures contracts	(2,031)
Other assets	150,989
Increase (Decrease) in:
Payable for investments purchased	14,734,359
Payable for variation margin on futures contracts	(125,391)
Accrued interest on borrowings	83,488
Accrued management fees	(27,818)
Accrued Trustees fees	(762)
Accrued other expenses	(23,896)
Net realized (gain) loss from:
Investments and foreign currency	25,505,951
Paydowns	(252,764)
Swaps	26,889
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	(42,401,472)
Forward foreign currency exchange contracts	(114,649)
Swaps	1,557,070
Net cash provided by (used in) operating activities	22,616,161
Cash Flows from Financing Activities:
Proceeds from borrowings	14,300,000
Repayments of borrowings	(20,000,000)
Cash distributions paid to shareholders	(15,383,324)
Cost of shares repurchased and retired	(1,532,837)
Net cash provided by (used in) financing activities	(22,616,161)
Net Increase (Decrease) in Cash	—
Cash at the beginning of period	81,521
Cash at the end of period	$81,521

Supplemental Disclosure of Cash Flow Information
Cash paid for interest on borrowings (excluding borrowing costs)	$1,012,837

See accompanying notes to financial statements.

NUVEEN	29

Financial

Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions				Discounts from Shares
	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Repurchased and Retired	Repurchased and Retired through Tender Offer	Ending NAV	Ending Share Price
Year Ended 12/31:
2016(f)	$16.05	$0.73	$0.51	$1.24	(0.79)	$—	$—	$(0.79)	$0.01	$—	$16.51	$14.39
2015	19.46	1.58	(3.64)	(2.06)	(1.23)	—	(0.34)	(1.57)	0.09	0.13	16.05	13.74
2014(e)	20.00	0.12	(0.66)	(0.54)	—	—	—	—	—	—	19.46	17.25

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 12/31:
2016(f)	$164,800	$3,328
2015	170,500	3,196
2014(e)	56,000	12,159

30	NUVEEN

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets(c)

Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income		Portfolio Turnover Rate(d)

8.19%	10.95	383.669	2.06	%*	9.41	%*	30%
(10.36)	(12.07)	374,403	1.86		8.36		61
(2.65)	(5.74)	624,877	1.47	*	6.09	*	44

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, (as described in Note 8 – Borrowing Arrangements).
•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

	Ratios of Borrowings Interest Expense to Average Net Assets
Year Ended 12/31:
2016(f)	0.71	%*
2015	0.49
2014(e)	0.17	*

(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period from November 24, 2014 (commencement of operations) through December 31, 2014.
(f)	For the six months ended June 30, 2016.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	31

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

Nuveen Global High Income Fund (the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified closed-end management investment company. The Fund’s shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “JGH.” The Fund was organized as a Massachusetts business trust on August 5, 2014.

The end of the reporting period for the Fund is June 30, 2016, and the period covered by these Notes to Financial Statements is the six months ended June 30, 2016 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is an operating division of TIAA Global Asset Management. The Adviser is responsible for the Fund’s overall investment strategy and asset allocation decisions, including the Fund’s use of leverage. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the Fund’s investment portfolio.

Investment Objectives and Principal Investment Strategies

The Fund’s investment objective is to provide a high level of current income. Under normal market conditions:

•	The Fund invests at least 80% of its managed assets (as defined in Note 7 – Management Fees and Other Transactions with Affiliates) in global income-producing securities including, but not limited to, corporate debt securities, U.S. and foreign government debt securities, mortgage- and asset-backed securities, preferred securities, secured and unsecured loans and convertible debt securities.

•	The Fund will invest at least 65% of its managed assets in securities that at the time of investment are rated below investment grade (those rated BB/Ba or lower) or that are unrated but judged by the Sub-Adviser to be of comparable quality. These securities are commonly referred to as “high-yield” securities or “junk bonds” and generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments.

•	The Fund will invest at least 40% of its managed assets in securities of issuers located outside of the United States. In addition, under normal market conditions, no more than 25% of the Fund’s managed assets may be invested in securities of issuers located in emerging market countries.

•	No more than 15% of the Fund’s managed assets may be exposed to currencies other than the U.S. dollar, net of any currency hedging transactions.

•	The Fund may invest in other investment companies that invest primarily in securities of the types in which the Fund may invest directly to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemptive orders issued by the Securities and Exchange Commission (“SEC”).

•	The Fund will invest no more than 10% of its managed assets in U.S. dollar cash or cash equivalents

The Fund may use the following derivative instruments and other investment techniques: options, futures contracts, options on futures contracts, swaps (including interest rate swaps, credit default swaps and currency swaps), options on swaps, forward foreign currency exchange contracts and options on foreign currencies. The Fund’s use of currency-related derivative instruments will be limited to hedging purposes only. The Fund may use other derivative instruments and other investment techniques for duration management or otherwise in an effort to increase the Fund’s yield or to enhance returns.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may

32	NUVEEN

have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends to shareholders are declared monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

NUVEEN	33

Notes to Financial Statements (Unaudited) (continued)

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Fund’s Board of Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Prices of forward foreign currency exchange contracts and swap contracts are also provided by an independent pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

34	NUVEEN

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Convertible Preferred Securities	$733,200	$—	$—	$733,200
$25 Par (or similar) Retail Preferred	5,888,583	—	—	5,888,583
Corporate Bonds	—	472,687,142	—	472,687,142
$1,000 Par (or similar) Institutional Preferred	—	39,138,527	—	39,138,527
Sovereign Debt	—	14,642,662	—	14,642,662
Asset-Backed and Mortgage-Backed Securities	—	1,715,568	—	1,715,568

Short-Term Investments:
Repurchase Agreements	—	10,365,830	—	10,365,830

Investments in Derivatives:
Forward Foreign Currency Exchange Contracts**	—	474,021	—	474,021
Interest Rate Swaps**	—	(2,443,086)	—	(2,443,086)
Futures Contracts**	(1,476,344)	—	—	(1,476,344)
Total	$5,145,439	$536,580,664	$—	$541,726,103
*	Refer to the Fund’s Portfolio of Investments for industry and country classifications, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

NUVEEN	35

Notes to Financial Statements (Unaudited) (continued)

As of the end of the reporting period, the Fund’s investments in non-U.S. Securities were as follows:

	Value	% of Total Investments
Country:
Canada	$42,619,329	7.8%
United Kingdom	26,505,905	4.9
Luxembourg	24,812,375	4.6
France	12,576,855	2.3
Brazil	11,684,820	2.1
Other countries	98,807,769	18.1
Total non-U.S. securities	$217,007,053	39.8%

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$10,365,830	$(10,365,830)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

36	NUVEEN

Forward Foreign Currency Exchange Contracts

The Fund is authorized to enter into forward foreign currency exchange contracts (“forward contract”) under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the Sub-Adviser, believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency.

A forward contract is an agreement between two parties to purchase or sell a specified quantity of a currency at or before a specified date in the future at a specified price. Forward contracts are typically traded in the over-the-counter (“OTC”) markets and all details of the contract are negotiated between the counterparties to the agreement. Accordingly, the forward contracts are valued by reference to the contracts traded in the OTC markets. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery.

Forward contracts are valued daily at the forward rate. The net amount recorded on these transactions for each counterparty is recognized as a component of “Unrealized appreciation and/or depreciation on forward foreign currency exchange contracts, (net)” on the Statement of Assets and Liabilities. The change in value of the forward contracts during the reporting period is recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts” on the Statement of Operations. When the contract is closed or offset with the same counterparty, the Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a component of “Net realized gain (loss) from forward foreign currency exchange contracts” on the Statement of Operations.

Forward contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reflected on the Statement of Assets and Liabilities. Forward contracts are subject to counterparty risk if the counterparty fails to perform as specified in the contract due to financial impairment or other reason.

During the current fiscal period, the Fund used foreign currency exchange contracts to hedge a portion of the currency risk present in the Fund’s non-U.S. dollar denominated bond exposures.

The average notional amount of forward foreign currency exchange contracts outstanding during the current fiscal period was as follows:

Average notional amount of forward foreign currency exchange contracts outstanding*	$24,872,131
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all forward foreign currency exchange contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	$546,486	—	$—

Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	(72,465)	—	—
Total			$474,021		$—

NUVEEN	37

Notes to Financial Statements (Unaudited) (continued)

The following table presents the forward foreign currency exchange contracts subject to netting agreements and the collateral delivered related to those forward foreign currency exchange contracts as of the end of the reporting period.

Counterparty	Gross Unrealized Appreciation on Forward Foreign Currency Exchange Contracts*	Gross Unrealized (Depreciation) on Forward Foreign Currency Exchange Contracts*	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange Contracts	Collateral Pledged to (from) Counterparty	Net Exposure
Bank of America, N.A.	$277,918	$(2,079)	$(2,079)	$275,839	$(275,839)	$—
Goldman Sachs Bank USA	268,568	(70,386)	(70,386)	198,182	(198,182)	—
Total	$546,486	$(72,465)	$(72,465)	$474,021	$(474,021)	$—
*	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on forward foreign currency exchange contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Forward Foreign Currency Exchange Contracts	Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Exchange Contracts
Foreign currency exchange rate	Forward contracts	$(285,561)	$114,649

Futures Contracts

Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If the Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period the Fund used U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$(67,785,443)
*	The average notional amount is calculated based on the absolute aggregate notional of contracts outstanding at the beginning of the fiscal year and at the end of each quarter within the current fiscal period.

38	NUVEEN

The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest Rate	Futures contracts	Receivable for variation margin on futures contracts*	$(937,473)	Payable for variation margin on futures contracts*	$(538,871)
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments, and not the asset and liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Interest rate	Futures contracts	$(1,607,221)	$(1,673,373)

Interest Rate Swap Contracts

Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net)” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contacts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, the Fund continued to use interest rate swap contracts to partially fix the interest cost of leverage, which the Fund employs through the use of bank borrowings.

NUVEEN	39

Notes to Financial Statements (Unaudited) (continued)

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Average notional amount of interest rate swap contracts outstanding*	$44,938,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Swaps OTC uncleared	—	$—	Unrealized depreciation on interest rate swaps*	$(2,443,086)
*	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following table presents the swap contracts subject to netting agreements, and the collateral delivered related to those swap contracts as of the end of the reporting period.

Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps*	Gross Unrealized (Depreciation) on Interest Rate Swaps*	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
JPMorgan Chase Bank, N.A.	$—	$(2,443,086)	$—	$(2,443,086)	$1,780,000	$(663,086)
*	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Swaps OTC	$(26,889)	$(1,557,070)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates its carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

40	NUVEEN

4. Fund Shares

Share Transactions

Transactions in shares during the current and prior fiscal period were as follows:

	Six Months Ended 6/30/16	Year Ended 12/31/15
Shares:
Repurchased and retired (open market purchases)	(100,318)	(745,000)
Repurchased and retired through tender offer	—	(8,025,798)
Total	(100,318)	(8,770,798)

Open market purchases:
Weighted average price per share	$12.51	$15.03
Weighted average discount per share	16.56%	15.90%
Tender offer:
Price per share	$—	$19.10
Discount per share	—%	2.00%

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period, aggregated $152,186,516 and $162,847,824, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of unrealized gain or loss for tax (mark-to-market) for certain foreign currency exchange contracts, recognition of premium amortization and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

As of June 30, 2016, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$585,146,972
Gross unrealized:
Appreciation	$7,474,546
Depreciation	(47,450,006)
Net unrealized appreciation (depreciation) of investments	$(39,975,460)

Permanent differences, primarily due to foreign currency transactions, treatment of notional principal contracts, complex securities character adjustments, and nondeductible reorganization expenses, resulted in reclassifications among the Fund’s components of net assets as of December 31, 2015, the Fund’s last tax year end, as follows:
Paid-in surplus	$(315,026)
Undistributed (Over-distribution of) net investment income	(9,044,950)
Accumulated net realized gain (loss)	9,359,976

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2015, the Fund’s last tax year end, were as follows:
Undistributed net ordinary income	$—
Undistributed net long-term capital gains	—

NUVEEN	41

Notes to Financial Statements (Unaudited) (continued)

The tax character of distributions paid during the Fund’s last tax year ended December 31, 2015, was designated for purposes of the dividends paid deduction as follows:
Distributions from net ordinary income[1]	$30,102,609
Distributions from net long-term capital gains	—
Return of capital	8,463,930
[1] Net ordinary income consists of net taxable income derived from dividends and interest, and net short-term capital gains, if any.

As of December 31, 2015, the Fund’s last tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
Capital losses to be carried forward – not subject to expiration	$34,366,018

The Fund has elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The Fund has elected to defer losses as follows:
Post-October capital losses [2]	$—
Late-year ordinary losses [3]	433,794
[2] Capital losses incurred from November 1, 2015 through December 31, 2015, the Fund’s last tax year end. [3] Specified losses incurred from November 1, 2015 through December 31, 2015.

7. Management Fees and Other Transactions with Affiliates

Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee
For the first $500 million	0.7000%
For the next $500 million	0.6750
For the next $500 million	0.6500
For the next $500 million	0.6250
For managed assets over $2 billion	0.6000

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of June 30, 2016, the complex-level fee rate for the Fund was 0.1614%.

42	NUVEEN

Other Transactions with Affiliates

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Borrowing Arrangements

The Fund entered into a $205 million (maximum commitment amount) senior committed secured 364-day revolving line of credit (“Borrowings”), renewable annually, with its custodian bank as a means of leverage. As of the end of the reporting period, the outstanding balance on these Borrowings was $164.8 million.

Interest is charged on these Borrowings at a rate per annum equal to the higher of the one-month LIBOR (London Inter-Bank Offered Rate) or the Federal Funds Rate in effect that day plus 0.85%. In addition to interest expense, the Fund accrues a 0.15% per annum facility fee based on the unused portion of the maximum commitment amount of the Borrowings through the renewal date to the extent the unused portion of the Borrowings is less than 50% otherwise the per annum facility fee is 0.25%. The Fund also accrues a 0.10% per annum arrangement fee based on the maximum commitment amount of the Borrowings.

During the current fiscal period, the average daily balance outstanding and average annual interest rate on these Borrowings were $153.9 million and 1.29%.

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in the Fund’s portfolio of investments.

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense, commitment fees and the arrangement fee are recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

NUVEEN	43

Additional

Fund Information

Board of Trustees
William Adams IV*	Margo Cook**	Jack B. Evans	William C. Hunter	David J. Kundert	Albin F. Moschner***
John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff

*	Interested Board Member.
**	Interested Board Member effective July 1, 2016.
***	Effective July 1, 2016.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

JGH
Shares repurchased	100,318

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

44	NUVEEN

Glossary of Terms

Used in this Report

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Barclays Global High Yield Index: An unmanaged index considered representative of fixed-rate, non-investment grade debt of companies in the U.S., developed markets and emerging markets. Benchmark returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio that increase the fund’s investment exposure.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

NUVEEN	45

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

46	NUVEEN

Annual Investment

Management Agreement Approval Process

The Board of Trustees of the Fund (the “Board,” and each Trustee a “Board Member”), including the Board Members who are not parties to the Fund’s advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the Fund and determining whether to continue the Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Following the initial term upon the Fund’s commencement of operations, the Board reviews the Investment Management Agreement and Sub-Advisory Agreement and votes to determine whether the respective Advisory Agreement should be renewed. Accordingly, at an in-person meeting held on May 24-26, 2016 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Fund.

During the year, the Board and its Committees met regularly to receive materials and discuss a variety of topics impacting the Fund including, among other things, overall market conditions and market performance, Fund investment performance, brokerage execution, valuation of securities, compliance matters, securities lending, leverage matters, risk management and ongoing initiatives. The Board had established several standing Committees, including the Open-end Fund Committee and Closed-end Fund Committee which permit the Board Members to delve further into the topics particularly relevant to the respective product line and enhance the Board’s effectiveness and oversight of the Fund. The Board also seeks to meet with the Sub-Adviser and its investment team at least once over a multiple year rotation through site visits. The information and knowledge the Board gained throughout the year from the Board and Committee meetings, site visits and the related materials were relevant to the Board’s evaluation of the Advisory Agreements, and the Board took such information into account in its review of the Advisory Agreements.

In addition to the materials received throughout the year, the Board received additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including a description of the services provided by the Adviser and the Sub-Adviser (each, a “Fund Adviser”); a review of fund performance with a detailed focus on any performance outliers; an analysis of the investment teams; an analysis of the fees and expense ratio of the Fund, including information comparing such fees and expenses to that of a peer group; an assessment of shareholder services for the Fund and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; and a review of premium/discount trends and leverage management as well as information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters.

As part of its annual review, the Board held a separate meeting on April 12-13, 2016 to review the Fund’s investment performance and consider an analysis by the Adviser of the Sub-Adviser examining, among other things, the team’s assets under management, investment performance, investment approach, and the stability and structure of the Sub-Adviser’s organization and investment team. During the review, the Independent Board Members requested and received additional information from management. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel. The Independent Board Members met separately with independent legal counsel without management present and received a memorandum from such counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Independent Board Members’ review of the Advisory Agreements reflected an ongoing process that incorporated the information and considerations that occurred over the years, including the most recent year, as well as the information specifically furnished for the renewal process. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as controlling, but rather the decision reflected the comprehensive consideration of all the information presented. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

NUVEEN	47

Annual Investment Management Agreement Approval Process (continued)

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund and the initiatives undertaken during the past year by the Adviser. The Board recognized the comprehensive set of services the Adviser provided to manage and operate the Nuveen funds, including (a) product management (such as setting dividends, positioning the product in the marketplace, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment services (such as overseeing sub-advisers and other service providers; analyzing investment performance and risks; overseeing risk management and disclosure; developing and interpreting investment policies; assisting in the development of products; helping to prepare financial statements and marketing disclosures; and overseeing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters; and helping to prepare regulatory filings and shareholder reports); (d) fund Board administration (such as preparing Board materials and organizing and providing assistance for Board meetings); (e) compliance (such as helping to devise and maintain the funds’ compliance program and related testing); (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities); and (g) providing leverage management.

The Board reviewed the continued investment the Adviser had made in its business to continue to strengthen the breadth and quality of its services to the benefit of the Nuveen funds. The Board noted the Adviser’s additional staffing in key areas that support the funds and the Board, including in investment services, operations, closed-end fund/structured products, fund governance, compliance, fund administration, product management, and information technology. Among the enhancements to its services, the Board recognized the Adviser’s (a) expanded activities and support required as a result of regulatory developments, including in areas of compliance and reporting; (b) expanded efforts to support leverage management with a goal of seeking the most effective structure for fund shareholders given appropriate risk levels and regulatory constraints; (c) increased support for dividend management; (d) continued investment in its technical capabilities as the Adviser continued to build out a centralized fund data platform, enhance mobility and remote access capabilities, rationalize and upgrade software platforms, and automate certain regulatory liquidity determinations; (e) continued efforts to rationalize the product line through mergers, liquidations and re-positioning of Nuveen funds with the goal of increasing efficiencies, reducing costs, improving performance and addressing shareholder needs; (f) continued efforts to develop new lines of business designed to enhance the Nuveen product line and meet investor demands; and (g) continued commitment to enhance risk oversight, including the formation of the operational risk group to provide operational risk assessment, the access to platforms which provide better risk reporting to support investment teams, and the development of a new team to initially review new products and major product initiatives. The Board also recognized the Adviser’s efforts to renegotiate certain fees of other service providers which culminated in reduced expenses for all funds for custody and accounting services without diminishing the breadth and quality of the services provided. The Board considered the Chief Compliance Officer’s report regarding the Adviser’s compliance program, the Adviser’s continued development, execution and management of its compliance program, and the additions to the compliance team to support the continued growth of the Nuveen fund family and address regulatory developments.

The Board also considered information highlighting the various initiatives that the Adviser had implemented or continued during the year to enhance or support the closed-end fund product line. The Board noted the Adviser’s continued efforts during 2015 (a) to rationalize the product line through mergers designed to help reduce product overlap, offer shareholders the potential for lower fees and enhanced investor acceptance, and address persistent discounts in the secondary market; (b) to oversee and manage leverage as the Adviser facilitated the rollover of existing facilities and conducted negotiations for improved terms and pricing to reduce leverage costs; (c) to conduct capital management services including share repurchases and/or share issuances throughout the year and monitoring market conditions to capitalize on such opportunities for the closed-end funds; and (d) to implement data-driven market analytics which, among other things, provided a better analysis of the shareholder base, enhanced the ability to monitor the closed-end funds versus peers and helped to understand trading discounts. The Board also considered the quality and breadth of Nuveen’s investment relations program through which Nuveen seeks to build awareness of, and educate investors and financial advisers with respect to, Nuveen closed-end funds which may help to build an active secondary market for the closed-end fund product line.

48	NUVEEN

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Fund. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreement.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under each Advisory Agreement were satisfactory.

B.	The Investment Performance of the Fund and Fund Advisers

The Board considered the long-term and short-term performance history of the Nuveen funds. As noted above, the Board reviewed fund performance at its quarterly meetings throughout the year and took into account the information derived from the discussions with representatives of the Adviser about fund performance at these meetings. The Board also considered the Adviser’s analysis of fund performance with particular focus on any performance outliers and the factors contributing to such performance and any steps the investment team had taken to address performance concerns. The Board reviewed, among other things, the Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to a recognized and/or customized benchmark (i.e., generally a benchmark derived from multiple recognized benchmarks) for the quarter and one-year periods ending December 31, 2015, as well as performance information reflecting the first quarter of 2016.

In evaluating performance information, the Board recognized the following factors may impact the performance data as well as the consideration to be given to particular performance data:

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	Shareholders evaluate performance based on their own holding period which may differ from the performance period reviewed by the Board, leading to different performance results.

•	The Board recognized the difficulty in establishing appropriate peer groups and benchmarks for certain funds. The Board noted that management classified the Performance Peer Groups as low, medium and high in relevancy and took the relevancy of the Performance Peer Group into account when considering the comparative performance data. If the Performance Peer Group differed somewhat from a fund, the Board recognized that the comparative performance data may be of limited value. The Board also recognized that each fund operated pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark and that these variations lead to differences in performance results. Further, for funds that utilized leverage, the Board understood that leverage during different periods could provide both benefits and risks to a portfolio as compared to an unlevered benchmark.

In addition to the foregoing, the Independent Board Members continued to recognize the importance of secondary market trading for the shares of closed-end funds. At the quarterly meetings as well as the May Meeting, the Independent Board Members (either at the Board level or through the Closed-end Fund Committee) reviewed, among other things, the premium or discount to net asset value of the Nuveen closed-end funds as of a specified date and over various periods as well as in comparison to the premium/discount average in their respective Lipper peer category. At the May Meeting and/or prior meetings, the Independent Board Members (either at the Board level or through the Closed-end Fund Committee) reviewed, among other things, an analysis by the Adviser of the key economic, market and competitive trends that affected the closed-end fund market and Nuveen closed-end funds and considered any actions proposed periodically by the Adviser to address trading discounts of certain closed-end funds, including, among other things, share repurchases, fund reorganizations, adjusting fund investment mandates and strategies, and increasing fund awareness to investors. The Independent Board Members considered the evaluation of the premium and discount levels of the closed-end funds to be a continuing priority in their oversight of the closed-end funds.

NUVEEN	49

Annual Investment Management Agreement Approval Process (continued)

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board was aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser and the applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

The Board noted that the Fund ranked in its Performance Peer Group in the fourth quartile for the one-year period and underperformed its benchmark during such period. Although only one-year performance was available, the Board recognized the Fund’s challenged performance during this period and noted that the Fund’s holdings in high yield corporate securities, particularly in the energy and metals & mining sectors, detracted from the benchmark and peer relative performance. The Board will continue to monitor the Fund’s progress in improving performance.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

The Board evaluated the management fees and other fees and expenses of the Fund. The Board reviewed, among other things, the gross and net management fees and net total expenses of the Fund (expressed as a percentage of average net assets) in absolute terms and also in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) selected by an independent third-party fund data provider. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe.

In their evaluation of the management fee schedule, the Independent Board Members considered the fund-level and complex-wide breakpoint schedules, as described in further detail below.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; the differences in the type and use of leverage; and differences in services provided can impact the usefulness of the comparative data in helping to assess the appropriateness of a fund’s fees and expenses. In addition, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers (excluding leverage costs and leveraged assets), the Board generally considered a fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Board reviewed the net expense ratio in recognition that the net expense ratio generally best represented the net experience of the shareholders of a fund as it directly reflected the costs of investing in the respective fund. The Board noted that the majority of the Nuveen funds had a net expense ratio near or below the average of the respective peers. For funds with a net expense ratio of 6 basis points or higher than their respective peer average, the Independent Board Members reviewed the reasons for the outlier status and were satisfied with the explanation for the difference or with any steps taken to address the difference.

The Independent Board Members noted that the Fund had a net management fee that was slightly higher than the peer average and a net expense ratio that was in line with the peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the fee rates for other types of clients advised or sub-advised by the respective Fund Adviser. For the Adviser and/or its affiliated sub-advisers, such other clients may include separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

50	NUVEEN

The Board recognized that the Fund had an affiliated sub-adviser. With respect to affiliated sub-advisers, the Board reviewed, among other things, the range of advisory fee rates and average fee rate assessed for the different types of clients. The Board reviewed information regarding the different types of services provided to the Fund compared to that provided to these other clients which typically did not require the same breadth of day-to-day services required for registered funds. The Board further considered information regarding the differences in, among other things, investment policies, investor profiles, and account sizes between the Nuveen funds and the other types of clients. In addition, the Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may also vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and funds.

The Board also was aware that, since the Fund had a sub-adviser, its management fee reflected two components, the fee retained by the Adviser for its services and the fee the Adviser paid to the Sub-Adviser. The Board noted that many of the administrative services provided to support the Fund by the Adviser may not be required to the same extent or at all for the institutional clients or other clients. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. Given the inherent differences in the various products, particularly the extensive services provided to the Fund, the Independent Board Members concluded such facts justify the different levels of fees.

3.	Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities on an absolute basis and in comparison to other investment advisers. The Independent Board Members reviewed, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2015. The Independent Board Members also noted that the sub-advisory fee for the Fund is paid by the Adviser, however, the Board recognized that the Sub-Adviser is affiliated with Nuveen. In their review, the Independent Board Members recognized that profitability data is rather subjective as various allocation methodologies may be reasonable to employ but yet yield different results. The Board also reviewed the results of certain alternative methodologies. The Board considered the allocation methodology employed to prepare the profitability data as well as a summary of the refinements to the methodology that had been adopted over the years which may limit some of the comparability of Nuveen’s revenue margins over time. Two Independent Board Members also served as point persons for the Board throughout the year to review and discuss the methodology employed to develop the profitability analysis and any proposed changes thereto and to keep the Board apprised of such changes during the year. In reviewing the profitability data, the Independent Board Members noted that Nuveen’s operating margin as well as its margins for its advisory activities to the Nuveen funds for 2015 were consistent with such margins for 2014.

The Board also considered Nuveen’s adjusted operating margins compared to that of other comparable investment advisers (based on asset size and composition) with publicly available data. The Independent Board Members recognized, however, the limitations of the comparative data as the other advisers may have a different business mix, employ different allocation methodologies, have different capital structure and costs, may not be representative of the industry or other factors that limit the comparability of the profitability information. Nevertheless, the Independent Board Members noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, as the Adviser is a wholly-owned subsidiary of Nuveen which in turn is an operating division of TIAA Global Asset Management, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA-CREF”), the Board reviewed a balance sheet for TIAA-CREF reflecting its assets, liabilities and capital and contingency reserves for the last two calendar years to have a better understanding of the financial stability and strength of the TIAA-CREF complex, together with Nuveen.

Based on the information provided, the Independent Board Members noted that the Adviser appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds.

NUVEEN	51

Annual Investment Management Agreement Approval Process (continued)

With respect to the Sub-Adviser, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2015. The Independent Board Members also reviewed profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2015.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of the Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund.

Based on their review, the Independent Board Members determined that the Adviser’s and the Sub-Adviser’s levels of profitability were reasonable in light of the respective services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized with respect to the management of the funds, and the Independent Board Members considered the extent to which these economies are shared with the funds and their shareholders. Although the Independent Board Members recognized that economies of scale are difficult to measure with precision, the Board noted that there were several acceptable means to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waiver and expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the funds. With respect to breakpoints, the Independent Board Members noted that subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component. The fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the funds in the Nuveen complex combined grow. With respect to closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. The complex-wide fee arrangement was designed to capture economies of scale achieved when total fund complex assets increase, even if the assets of a particular fund are unchanged or decrease. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds should benefit if these costs were spread over a larger asset base.

The Independent Board Members reviewed the breakpoint and complex-wide schedules and the material savings achieved from fund-level breakpoints and complex-wide fee reductions for the 2015 calendar year.

In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the Nuveen funds. The Independent Board Members noted, among other things, the additions to groups who play a key role in supporting the funds including in closed-end funds/structured products, fund administration, operations, fund governance, investment services, compliance, product management, and technology. The Independent Board Members also recognized the investments in systems necessary to manage the funds including in areas of risk oversight, information technology and compliance.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding other additional benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Fund, including compensation paid to affiliates and research received in connection with brokerage transactions (i.e., soft dollar arrangements). In this regard, the Independent Board Members noted any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds and as underwriter on shelf offerings for certain existing funds.

52	NUVEEN

In addition to the above, the Independent Board Members considered that the Fund’s portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received through soft-dollar arrangements. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that any such research may benefit the Fund to the extent it enhances the ability of the Sub-Adviser to manage the Fund.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.	Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

NUVEEN	53

Notes

54	NUVEEN

Notes

NUVEEN	55

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages more than $239 billion in assets as of June 30, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by    Nuveen Securities, LLC    |    333 West Wacker Drive    |    Chicago, IL 60606    |    www.nuveen.com/cef

ESA-G-0616D        18676-INV-B-08/17

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	(a)	(b)	(c)	(d)*
Period*	TOTAL NUMBER OF SHARES (OR UNITS) PURCHASED	AVERAGE PRICE PAID PER SHARE (OR UNIT)	TOTAL NUMBER OF SHARES (OR UNITS) PURCHASED AS PART OF PUBLICLY ANNOUNCED PLANS OR PROGRAMS	MAXIMUM NUMBER (OR APPROXIMATE DOLLAR VALUE) OF SHARES (OR UNITS) THAT MAY YET BE PURCHASED UNDER THE PLANS OR PROGRAMS
JANUARY 1-31, 2016	97,000	$12.51	97,000	1,667,200
FEBRUARY 1-29, 2016	3,318	$12.66	3,318	1,663,882
MARCH 1-31, 2016	0		0	1,663,882
APRIL 1-30, 2016	0		0	1,663,882
MAY 1-31, 2016	0		0	1,663,882
JUNE 1-30, 2016	0		0	1,663,882
TOTAL	100,318

*	The registrant’s repurchase program, for the repurchase of 2,395,000 shares, was authorized August 4, 2015. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Global High Income Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: September 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: September 7, 2016

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 7, 2016